NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated June 25, 2012
to the Prospectus dated February 29, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective August 1, 2012, the following changes to the Prospectus will be implemented:

1.
Front-end sales charges will no longer apply to the purchase of Class D shares.  Accordingly, brokers and other financial intermediaries who assist their customers in purchasing Class D shares will no longer be entitled to receive a dealer commission as a part of the offering price of Class D shares.

2.	Class D shares of the Nationwide Fund will be renamed “Institutional Service Class” shares.

3.	Class D shares of the Nationwide Growth Fund will be renamed “Institutional Class” shares.

4.	The minimum initial investment to purchase Institutional Service Class shares of the Nationwide Fund is $50,000.

5.	The minimum initial investment to purchase Institutional Class shares of the Nationwide Growth Fund is $1,000,000.

6.	No minimum additional investment requirement applies to the purchase of additional Institutional Service Class or Institutional Class shares of a Fund.

7.
The list of purchasers for whom front-end sales charges on Class A shares are waived, under the heading “Waiver of Class A and Class D Sales Charges” on page 26 of the Prospectus, is revised by deleting the third bullet point and replacing it with the following:

•
any investor who purchases Class A shares of a Fund (the “New Fund”) directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Service Class or Institutional Class shares of another Nationwide Fund, where the New Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

8.
The list of investors who are eligible to purchase Institutional Service Class shares, under the heading “Institutional Service Class Shares” on page 28 of the Prospectus, is supplemented with the following:

•	current holders of Institutional Service Class shares of any Nationwide Fund.

9.	The list of investors who are eligible to purchase Institutional Class shares, under the heading “Institutional Class Shares” on page 28 of the Prospectus, is supplemented with the following:
•	current holders of Institutional Class shares of any Nationwide Fund.

10.	The following modifies the information found on page 32 of the Prospectus under the heading “Exchanging Shares”:
No minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares, as applicable, had been designated as Class D shares at the close of business on July 31, 2012.

11.	The Funds may, under circumstances they deem to be appropriate, accept cashier’s checks for the purchase of shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.